UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2024

CareMax, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39391	85-0992224
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 NW 57th Court Suite 400
Miami, Florida		33126
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 786 360-4768

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	CMAX	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for 1/30th of one share of Class A common stock	CMAXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 30, 2024, the Required Lenders under that certain Credit Agreement, dated as of May 10, 2022 (as amended, the “Credit Agreement”), by and among CareMax, Inc., a Delaware corporation (the “Company”), certain of the Company’s subsidiaries as guarantors, Jefferies Finance LLC, as Administrative Agent, Collateral Agent, Sole Lead Arranger and Bookrunner, BlackRock Financial Management (as defined in the Credit Agreement), as Lead Manager, Crestline Direct Finance, L.P., as Documentation Agent, and the lenders from time to time party thereto agreed to extend (i) the previously disclosed waiver of certain events of default under the Credit Agreement and (ii) the Third Amendment Specified Period (as defined in the Credit Agreement) through October 7, 2024, subject to an earlier termination of the waiver upon the occurrence of certain specified events.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

The lenders under the Credit Agreement have agreed to lend the Company an additional $4,000,000 under the Company’s incremental delayed draw term loan facility pursuant to the Credit Agreement, on or about October 1, 2024. The Company expects to use the proceeds drawn under the Credit Agreement for short term operating expenses.

To address the Company’s capital needs, the Company continues to undergo efforts to reduce operating expenses and pursue various equity and debt refinancing and other strategic alternatives, including the sale of assets. If the Company is unable to successfully implement its plans or receive adequate relief from its creditors and lessors, the Company would be likely to restructure under Chapter 11 of the US Bankruptcy Code.

Forward-Looking Statements

This current report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended.

These forward-looking statements include statements regarding the Company’s receipt of additional loans and the use of proceeds from such loans under the Credit Agreement, future strategy, future transactions and future financial performance. Words such as "anticipate," "believe," "budget," "contemplate," "continue," "could," "envision," "estimate," "expect," "guidance," "indicate," "intend," "may," "might," "plan," "possibly," "potential," "predict," "probably," "pro forma," "project," "seek," "should," "target," or "will," or the negative or other variations thereof, and similar words or phrases or comparable terminology, are intended to identify forward-looking statements. These forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this current report. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements.

Important risks and uncertainties that could cause the Company's actual results and financial condition to differ materially from those indicated in forward-looking statements include, among others, the Company’s net losses, level of indebtedness and significant cash used in operating activities have raised substantial doubt regarding its ability to continue as a going concern; the Company's future capital requirements and sources and uses of cash, including funds to satisfy its liquidity needs and the Company’s ability to comply with the covenants under the agreements governing its indebtedness; the Company’s ability to successfully execute its strategy, which may include divesting assets or businesses; the Company’s ability to successfully implement cost-saving measures or achieve expected benefits under its plans to optimize performance of the MSO network and its centers; the possibility of the Company filing for a restructuring under Chapter 11 of the US Bankruptcy Code if the Company is unable to successfully implement its plans; the possibility that the Company’s rights under certain existing agreements could be impaired as a result of bankruptcy proceedings brought by Steward Health Care System; the impact of restrictions on the Company’s current and future operations contained in certain of its agreements; risks relating to lease termination, lease expense escalators, lease extensions, special charges and the Company’s inability to comply with provisions of its lease agreements; the Company’s ability to integrate acquired businesses and realize expected benefits of any such transactions; the Company’s ability to attract new patients; changes in market or industry conditions, regulatory environment, competitive conditions, and receptivity to the Company's services; changes in laws and regulations applicable to the Company's business, in particular with respect to Medicare Advantage and Medicaid; the Company's ability to maintain its relationships with health plans and other key payers; any delay, modification or cancellation of government contracts; the impact of COVID-19 or any variant thereof or any other pandemic or epidemic on the Company's business and results of operation; insolvency, credit problems or other financial difficulties that could confront the Company’s counterparties in strategic acquisitions, investments and other collaborations could expose the Company to significant financial risk and significantly impact the Company’s ability to expand its overall profitability; the Company’s ability to address the material weakness in its internal control over financial reporting; the Company's ability to recruit and retain qualified team members and independent physicians; risks related to future acquisitions; the Company’s ability to develop and maintain proper and effective internal control over financial reporting and the impact of any prior period developments. For a detailed discussion of the risk factors that could affect the Company's actual results, please refer to the risk factors identified in the Company's reports filed with the SEC. All information provided in this current report is as of the date hereof, and the Company undertakes no duty to update or revise this information unless required by law, and forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this current report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 30, 2024	By:	/s/ Kevin Wirges
Name: Kevin Wirges Title: Executive Vice President, Chief Financial Officer and Treasurer